UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2022

DESTINY MEDIA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-28259	84-1516745
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

428 – 1575 West Georgia Street
 Vancouver, British Columbia, Canada V6G 2V3
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (604) 609-7736

1110 - 885 West Georgia Street
 Vancouver, British Columbia, V6C 3E8 Canada
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01  Change in Registrant's Certifying Accountant

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On August 31, 2022, the Audit Committee of the Board of Directors (the "Audit Committee") of Destiny Media Technologies Inc. (the "Company") dismissed Davidson & Company LLP ("Davidson") as the Company's independent registered public accounting firm. The dismissal of Davidson is a result of a competitive proposal process performed by the Audit Committee and is effective immediately.

The reports of Davidson on the Company's financial statements for the years ended August 31, 2021 and 2020 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended August 31, 2021 and 2020, and during the subsequent interim period from September 1, 2021 through August 31, 2022,  there were (i) no disagreements between the Company and Davidson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to Davidson's satisfaction, would have caused Davidson to make reference thereto in its reports, and (ii) no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Davidson with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission ("SEC") and has requested that Davidson furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of this letter is included herewith as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm

Concurrently therewith, the Audit Committee approved the selection of Smythe LLP ("Smythe") as the Company's independent registered public accounting firm for the fiscal year ending August 31, 2022.

During the two most recent fiscal years ended August 31, 2021 and 2020, and during the subsequent interim period from September 1, 2021 through August 31, 2022, neither the Company nor anyone on its behalf consulted Smythe regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of a "disagreement" (within the meaning of Item 304(a) of Regulation S-K) or a "reportable event" (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

99.1	Letter from Davidson & Company LLP dated August 29, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINY MEDIA TECHNOLOGIES INC.

Date: August 31, 2022
	By:	/s/ FRED VANDENBERG
FRED VANDENBERG
Chief Executive Officer, President and Secretary